UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PepsiCo, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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Your Vote Counts! PEPSICO, INC. 2021 Annual Meeting Vote by May 4, 2021 11:59 PM ET. For shares held in a Plan, vote by May 2, 2021 11:59 PM ET.
700 ANDERSON HILL ROAD PURCHASE, NY 10577-1444

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You invested in PEPSICO, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 5, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting May 5, 2021 9:00 AM ET
Virtually at: www.virtualshareholdermeeting.com/PEP2021

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Segun Agbaje	For
1b.	Shona L. Brown	For
1c.	Cesar Conde	For
1d.	Ian Cook	For
1e.	Dina Dublon	For
1f.	Michelle Gass	For
1g.	Ramon L. Laguarta	For
1h.	Dave Lewis	For
1i.	David C. Page	For
1j.	Robert C. Pohlad	For
1k.	Daniel Vasella	For
1l.	Darren Walker	For
1m.	Alberto Weisser	For
2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2021.	For
3.	Advisory approval of the Company’s executive compensation.	For
4.	Shareholder Proposal - Special Shareholder Meeting Vote Threshold.	Against
5.	Shareholder Proposal - Report on Sugar and Public Health.	Against
6.	Shareholder Proposal - Report on External Public Health Costs.	Against
NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35162-P47187-Z78607

Every Vote Counts

Every vote counts. To express our
appreciation for your participation,
PepsiCo will donate $1 to Feeding America
on behalf of every shareholder account
that votes. Every $1 will provide 10 meals
to people facing hunger.

Please see our 2021 proxy statement for additional information. P45418-EPN

Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow ➔  XXXX XXXX XXXX XXXX .

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the “Before You Vote” section of the Notice.

Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice?

Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at www.proxyvote.com.

How can I vote my shares?

You can vote your shares online, by phone or by mail. The “How to Vote” section of the Notice provides detailed information on each of these options.

For more information about the SEC Notice and Access proxy rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.